                                                                   Exhibit 99.3









                       COLORGRAPHIC DIRECT RESPONSE LIMITED


                       CONSOLIDATED FINANCIAL STATEMENTS

                       30 September 1998
                       Registered number 3135040

FINANCIAL STATEMENTS

CONTENTS


Independent Auditors Report                                                  1
Consolidated profit and loss account                                         2
Consolidated balance sheet                                                   3
Consolidated cash flow statement                                             4
Notes                                                                        5

kpmg


                  1 Waterloo Way
                  Leicester
                  LE1 6LP




INDEPENDENT AUDITORS' REPORT
TO THE BOARD OF DIRECTORS OF COLORGRAPHIC DIRECT RESPONSE LIMITED



We have audited the accompanying consolidated balance sheet of Colorgraphic Direct Response Limited and its subsidiaries at 30 September 1998, and the related consolidated profit and loss account, statement of movements in shareholders' equity and consolidated cash flow statement for the year ended 30 September 1998. These consolidated financial statements are the responsibility of the management of Colorgraphic Direct Response Limited. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United Kingdom, that are substantially equivalent to auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Colorgraphic Direct Response Limited and its subsidiaries at 30 September 1998, and the results of their operations and their cash flow for the year ended 30 September 1998, in conformity with generally accepted accounting principles in the United Kingdom.

Accounting principles generally accepted in the United Kingdom vary in certain significant respects from accounting principles generally accepted in the United States of America. Application of accounting principles generally accepted in the United States would have affected net income for the year ended 30 September 1998 and shareholders' equity at 30 September 1998, to the extent summarised in
Note 26 to the consolidated financial statements.




/s/ KPMG                                                   11 November 1998
Chartered Accountants
Registered Auditor
Leicester
England

CONSOLIDATED PROFIT AND LOSS ACCOUNT
FOR THE YEAR ENDED 30 SEPTEMBER 1998


                                                                         NOTE                                 1998
                                                                                                       (pound)'000

TURNOVER                                                                    2                               33,374

Cost of sales                                                                                              (22,921)
                                                                                                           --------

GROSS PROFIT                                                                                                10,453

Distribution costs                                                                                            (832)
Administrative expenses                                                                                     (4,616)
                                                                                                           --------

OPERATING PROFIT                                                            3 - 5                            5,005

Net interest payable                                                        6                                 (798)
                                                                                                           --------

PROFIT ON ORDINARY ACTIVITIES BEFORE TAXATION                                                                4,207

Tax on profit on ordinary activities                                        7                               (1,295)
                                                                                                           --------

PROFIT ON ORDINARY ACTIVITIES AFTER TAXATION                                                                 2,912

Dividends on equity and non-equity shares                                   8                                 (745)
                                                                                                           --------

RETAINED PROFIT FOR THE YEAR                                                                                 2,167
                                                                                                           --------
                                                                                                           --------


A statement of the movement on reserves is given in note 17.

The group has no recognised gains or losses nor historical cost profits and losses other than the profit for the year.

The results of the group all relate to continuing activities.

The accompanying notes form an integral part of these consolidated financial statements.

CONSOLIDATED BALANCE SHEET
AT 30 SEPTEMBER 1998


                                                      NOTE                                             1998
                                                                                            (pound)'000   (pound)'000

FIXED ASSETS
Tangible assets                                          9                                                   11,153

CURRENT ASSETS
Stocks and work in progress                             10                                        805
Debtors                                                 11                                      7,772
Cash at bank and in hand                                                                          139
                                                                                              --------

                                                                                                8,716

CREDITORS: amounts falling due within one year          12                                    (11,789)
                                                                                              --------

NET CURRENT LIABILITIES                                                                                      (3,073)
                                                                                                            -------

TOTAL ASSETS LESS CURRENT LIABILITIES                                                                         8,080

CREDITORS: amounts falling due after more than
  one year                                              13                                                   (6,968)

PROVISIONS FOR LIABILITIES AND CHARGES                  15                                                     (784)
                                                                                                            -------

NET ASSETS                                                                                                      328
                                                                                                            -------
                                                                                                            -------

CAPITAL AND RESERVES
Called up share capital                                 16                                                   10,450
Profit and loss account                                 17                                                  (10,122)
                                                                                                            -------

                                                                                                                328
                                                                                                            -------
                                                                                                            -------

SHAREHOLDERS' FUNDS
  Equity deficit                                                                               (9,622)
  Non-equity                                                                                    9,950
                                                                                               -------

                                                                                                            -------
                                                                                                                328
                                                                                                            -------
                                                                                                            -------


The accompanying notes form an integral part of these consolidated financial statements.

These financial statements were approved by the board of directors on 11 November 1998 and were signed on its behalf by:


/s/ RS TAYLOR
DIRECTOR

CONSOLIDATED CASH FLOW STATEMENT
FOR THE YEAR ENDED 30 SEPTEMBER 1998


                                                                            NOTE                              1998
                                                                                                          (pound)'000

CASH FLOW STATEMENT

CASH FLOW FROM OPERATING ACTIVITIES                                           21                             7,235
RETURNS ON INVESTMENTS AND SERVICING OF FINANCE                               22                            (1,512)
TAXATION                                                                                                    (1,260)
CAPITAL EXPENDITURE AND FINANCIAL INVESTMENT                                  22                            (6,086)
FINANCING                                                                     22                              (886)
                                                                                                            -------

DECREASE IN CASH IN THE YEAR                                                                                (2,509)
                                                                                                            -------
                                                                                                            -------

RECONCILIATION OF NET CASH FLOW
  TO MOVEMENT IN NET DEBT

DECREASE IN CASH IN THE YEAR                                                                                (2,509)

Cash inflow from increase in debt and lease financing                                                        2,886
                                                                                                            -------

Change in net debt resulting from cash flows                                                                   377

New loans                                                                                                   (2,000)
                                                                                                            -------

MOVEMENT IN NET DEBT IN THE YEAR                                                                            (1,623)

NET DEBT AT THE START OF THE YEAR                                                                           (8,174)
                                                                                                            -------

NET DEBT AT THE END OF THE YEAR                                               23                            (9,797)
                                                                                                            -------
                                                                                                            -------


The accompanying notes form an integral part of these consolidated financial statements.

NOTES
(FORMING PART OF THE CONSOLIDATED FINANCIAL STATEMENTS)


1        ACCOUNTING POLICIES

These non-statutory financial statements have been prepared in accordance with applicable Accounting Standards in the United Kingdom. A summary of the more important accounting policies, which have been applied consistently, is set out below.


BASIS OF PREPARATION

The consolidated financial statements have been prepared in accordance with applicable accounting standards and under the historical cost accounting rules.


BASIS OF CONSOLIDATION

The consolidated financial statements include the financial statements of the company and its subsidiary undertakings made up to 30 September 1998.

Goodwill arising on consolidation (representing the excess of the fair value of the consideration given over the fair value of the separable net assets acquired) is written off against reserves on acquisition.

Under section 230(4) of the Companies Act 1985 the company is exempt from the requirement to present its own profit and loss account.


FIXED ASSETS AND DEPRECIATION

Depreciation is provided to write off the cost or valuation less the estimated residual value of tangible fixed assets by equal instalments over their estimated useful economic lives as follows:

Leasehold land and buildings        -       life of lease
Plant and machinery                 -       3 to 10 years
Motor vehicles                      -       4 years


FOREIGN CURRENCIES

Transactions in foreign currencies are recorded using the rate of exchange ruling at the date of the transaction. Monetary assets and liabilities denominated in foreign currencies are translated using the rate of exchange ruling at the balance sheet date and the gains or losses on translation are included in the profit and loss account.

ACCOUNTING POLICIES (continued)


LEASES

Assets acquired under finance leases are capitalised and the outstanding future lease obligations are shown in creditors. Operating lease rentals are charged to the profit and loss account on a straight line basis over the period of the lease.


POST RETIREMENT BENEFITS

The group operates a defined contribution pension scheme. The amount charged against profits represents the contributions payable to the scheme in respect of the accounting period.


STOCKS

Stocks are stated at the lower of cost and net realisable value.


TAXATION

The charge for taxation is based on the profit for the year and takes into account taxation deferred because of timing differences between the treatment of certain items for taxation and accounting purposes. Provision is made for deferred tax only to the extent that it is probable that an actual liability will crystallise.

Advance corporation tax recoverable by deduction from future corporation tax is carried forward within deferred taxation or as ACT recoverable within debtors as appropriate.


TURNOVER

Turnover represents the amounts (excluding value added tax) derived from the provision of goods and services to third party customers.


CASH AND LIQUID RESOURCES

Cash, for the purpose of the cash flow statement, comprises cash in hand and deposits repayable on demand, less overdrafts payable on demand.

Liquid resources are current asset investments which are disposable without curtailing or disrupting the business and are either readily convertible into known amounts of cash at or close to their carrying values or traded in an active market. Liquid resources comprise term deposits of less than one year (other than cash), government securities and investments in money market managed funds.

2        ANALYSIS OF TURNOVER


All turnover is derived in the United Kingdom. The geographical analysis of turnover by destination is stated below:


                                                                                                          Turnover
                                                                                                              1998
                                                                                                       (pound)'000

BY GEOGRAPHICAL  MARKET

United Kingdom                                                                                              30,219
Europe (excluding UK)                                                                                        2,164
USA                                                                                                            991
                                                                                                            ------

                                                                                                            33,374
                                                                                                            ------
                                                                                                            ------


The directors are of the opinion that the group has only one class of business and therefore no further analysis of turnover, profit or assets is provided.




3        PROFIT ON ORDINARY ACTIVITIES BEFORE TAXATION


                                                                                                              1998
                                                                                                       (pound)'000

PROFIT ON ORDINARY ACTIVITIES BEFORE TAXATION IS STATED
AFTER CHARGING

Auditors' remuneration:
 Group   - audit                                                                                                20
         - fees paid to the auditor and its associates in respect of other services                             12

Depreciation and other amounts written off tangible and intangible fixed assets:
    Owned                                                                                                    1,871
    Leased                                                                                                     168
Hire of plant and machinery - rentals payable under operating leases                                           674

AFTER CREDITING
Exchange gains                                                                                                  82
                                                                                                             ------
                                                                                                             ------

4        REMUNERATION OF DIRECTORS


                                                                                                              1998
                                                                                                       (pound)'000
Directors' emoluments                                                                                          356
Company contributions to money purchase pension schemes                                                         82
Compensation for loss of office                                                                                 30
                                                                                                               ---
                                                                                                               468
                                                                                                               ---
                                                                                                               ---


The aggregate of emoluments and amounts receivable under long term incentive schemes of the highest paid director was (pound)127,163, and company pension contributions of (pound)12,000 were made to a money purchase scheme on his behalf. Disclosure of directors' share options may be found under directors' share interests in the directors' report.


                                                                                                        NUMBER OF DIRECTORS
                                                                                                              1998
Retirement benefits are accruing to the following number of directors under:
Money purchase schemes                                                                                           3
Defined benefit schemes                                                                                          -
                                                                                                              ----
                                                                                                              ----
The number of directors who exercised share options was                                                          -
                                                                                                              ----
                                                                                                              ----
The number of directors  in respect of whose  services  shares were  received or
  receivable under long term incentive schemes was                                                               -
                                                                                                              ----
                                                                                                              ----



5        STAFF NUMBERS AND COSTS


The average number of persons employed by the group (including directors) during the year, analysed by category, was as follows:


                                                                                                        NUMBER OF EMPLOYEES
                                                                                                              1998
Production                                                                                                     227
Administration                                                                                                  88
                                                                                                              ----

                                                                                                               315
                                                                                                              ----
                                                                                                              ----

STAFF NUMBERS AND COSTS (CONTINUED)

The aggregate payroll costs of these persons were as follows:


                                                                                                              1998
                                                                                                       (pound)'000

Wages and salaries                                                                                           8,279
Social security costs                                                                                          809
Other pension costs                                                                                            129
                                                                                                            ------

                                                                                                             9,217
                                                                                                            ------
                                                                                                            ------



6        INTEREST PAYABLE AND SIMILAR CHARGES


                                                                                                              1998
                                                                                                       (pound)'000

On all other loans                                                                                             915
Bank interest receivable                                                                                      (181)
Finance charges payable in respect of finance leases and hire purchase contracts                                64
                                                                                                            ------

                                                                                                               798
                                                                                                            ------
                                                                                                            ------



7        TAXATION


                                                                                                              1998
                                                                                                       (pound)'000

UK corporation tax at 31%  - current year                                                                    1,141
Deferred taxation - current year                                                                               182
                  - prior year                                                                                 (23)
ACT surrender                                                                                                   (5)
                                                                                                            ------
                                                                                                             1,295
                                                                                                            ------
                                                                                                            ------

8        DIVIDENDS


                                                                                                              1998
                                                                                                       (pound)'000

`A' preference shares                                                                                          587
`B' preference shares                                                                                           98
Preferred ordinary shares                                                                                       60
                                                                                                            ------

                                                                                                               745
                                                                                                            ------
                                                                                                            ------



9        TANGIBLE FIXED ASSETS


                                                                       PLANT AND     FIXTURES AND
                                                                       MACHINERY         FITTINGS            TOTAL
                                                                     (pound)'000      (pound)'000      (pound)'000
GROUP

COST
At beginning of year                                                      13,050              944           13,994
Additions                                                                  6,054               52            6,106
Disposals                                                                    (47)               -              (47)
                                                                         -------          -------          -------

At end of year                                                            19,057              996           20,053
                                                                         -------          -------          -------

DEPRECIATION
At beginning of year                                                       6,257              640            6,897
Charge for year                                                            2,028               11            2,039
On disposals                                                                 (36)               -              (36)
                                                                         -------          -------          -------

At end of year                                                             8,249              651            8,900
                                                                         -------          -------          -------

NET BOOK VALUE
AT 30 SEPTEMBER 1998                                                      10,808              345           11,153
                                                                         -------          -------          -------
                                                                         -------          -------          -------



Included in plant and machinery are leased assets with a net book value of (pound)866,000. The depreciation charge on these assets in the year amounted to (pound)168,000.

10       STOCKS


                                                                                                             GROUP
                                                                                                              1998
                                                                                                       (pound)'000

Raw materials and consumables                                                                                  677
Work in progress                                                                                               128
                                                                                                              ----
                                                                                                               805
                                                                                                              ----
                                                                                                              ----



11       DEBTORS


                                                                                                              1998
                                                                                                       (pound)'000

Trade debtors                                                                                                6,466
Amounts owed by group undertakings                                                                               -
Prepayments and accrued income                                                                               1,306
                                                                                                            ------

                                                                                                             7,772
                                                                                                            ------
                                                                                                            ------



12       CREDITORS: AMOUNTS FALLING DUE WITHIN ONE YEAR


                                                                                                              1998
                                                                                                       (pound)'000

Bank loans and overdrafts  (see note 14)                                                                     2,790
Obligations under finance leases and
   hire purchase contracts                                                                                     178
Trade creditors                                                                                              5,437
Amounts owed to group undertakings                                                                               -
Taxation and social security                                                                                   294
Corporation tax payable                                                                                        962
Other creditors                                                                                                812
Accruals and deferred income                                                                                 1,223
ACT payable                                                                                                     93
                                                                                                           -------
                                                                                                            11,789
                                                                                                           -------
                                                                                                           -------

13       CREDITORS: AMOUNTS FALLING DUE AFTER MORE THAN ONE YEAR


                                                                                                              1998
                                                                                                       (pound)'000

Debenture loans                                                                                              6,952
Obligations under finance leases and hire purchase contracts
                                                                                                                16
                                                                                                           -------
                                                                                                             6,968
                                                                                                           -------
                                                                                                           -------


The obligations under finance leases all expire in one to two years.


                                                                                                              1998
                                                                                                       (pound)'000

Debt can be analysed as falling due:
  In one year or less, or on demand                                                                          2,757
  Between one and two years                                                                                  2,650
  Between two and five years                                                                                 4,302
  In five years or more                                                                                         33
                                                                                                            ------

                                                                                                             9,742
                                                                                                            ------
                                                                                                            ------

14       LOANS

                                                                                                              1998
                                                                                                       (pound)'000

Lombard                                                                                                      2,140
Bank of Scotland                                                                                             7,602
Other loan                                                                                                       -
                                                                                                            ------

                                                                                                             9,742
                                                                                                            ------
                                                                                                            ------


The loans from Lombard North Central plc are industrial mortgages secured on specific items of plant and equipment and are repayable by instalments. Interest is payable at fixed rates of 8.32% and 9.08%.

The loan from the Bank of Scotland is repayable in half yearly instalments over a period of six years. Interest is charged at 2% over LIBOR. The loan is secured by a debenture consisting of fixed and floating charges.




15       PROVISIONS FOR LIABILITIES AND CHARGES


                                                                                                         TAXATION
                                                                                                        INCLUDING
                                                                                                         DEFERRED
                                                                                                         TAXATION
                                                                                                      (pound)'000

GROUP
At beginning of year                                                                                          625
Charge for the year                                                                                           159
                                                                                                             ----

At end of year                                                                                                784
                                                                                                             ----
                                                                                                             ----

16       CALLED UP SHARE CAPITAL


                                                                                                              1998
                                                                                                       (pound)'000
AUTHORISED
Equity: 6,500,000 Ordinary shares of 10p each                                                                  650
                                                                                                            ------
                                                                                                            ------

ALLOTTED, CALLED UP AND FULLY PAID
Equity: 5,000,000 Ordinary shares of 10p each                                                                  500
                                                                                                            ------
                                                                                                            ------
AUTHORISED, ALLOTTED, CALLED UP AND FULLY PAID
Non-equity: 2,692,300 Preferred ordinary shares of 10p                                                         269
Non-equity: 8,380,770 `A' preference shares of (pound)1                                                      8,381
Non-equity:1,300,000 `B' preference shares of (pound)1                                                       1,300
                                                                                                            ------
                                                                                                             9,950
                                                                                                            ------

Total
                                                                                                             10,450
                                                                                                             ------
                                                                                                             ------


"A" PREFERENCE SHARES

The shares of (pound)1 each may be redeemed by the company, provided written consent has been obtained from not less than three-quarters of the shareholders. Alternatively 750,000 shares will be redeemed on 30 September 1999, 30 September 2000 and 30 September 2001 respectively. 1,500,000 shares shall be redeemed on 30 September 2002 and 2,000,000 shares on 30 September 2003. All of the remaining "A" preference shares will be redeemed on 30 September 2004. The amount paid up together with all arrears and accruals of the fixed dividend will be payable upon redemption.

The shares carry a dividend of 7% from 1 October 1997 payable half yearly on 15 January and 15 July. The dividends are cumulative. No voting rights attach to the shares unless the dividend or redemptions' are in arrears or the business of any meeting includes a resolution for the liquidation of the company, a reduction of the capital or a resolution directly or adversely abrogating any of the special rights and privileges attaching to the "A" preference shares.

On a winding up the shares carry the right in priority to the holders of any other class of share, repayment of the amount paid up together with all arrears and accruals of the fixed dividend.

CALLED UP SHARE CAPITAL (CONTINUED)


"B" PREFERENCE SHARES

The shares may be redeemed by the company at any time, provided written consent has been obtained from not less than three-quarters of the "A" preference shares and the "B" preference shares in issue or an Extraordinary Resolution has been passed. The "B" preference shares not previously redeemed will be redeemed on 1 March 2005.

The shares carry a dividend of 7.5% from 1 October 1997 payable half yearly on 15 January and 15 July following the payment of all dividend due to the holders of "A" preference shares but in priority to the holders of any other class of share. The rights to the dividend are cumulative.

On a winding up the shares carry the entitlement, after payment of all sums due to the holders of "A" Preference shares but in priority to the holders of any other class of share, repayment of the amount paid up together with all arrears and accruals of the fixed dividend.


PREFERRED ORDINARY SHARES

The shares carry a dividend of 7.5% for the period from 1 October 1997 to 30 September 1998 payable half yearly on 15 January and 15 July. Thereafter an interim dividend equal to 4% of the issue price will be paid on 15 July and a final dividend equal to 7.5% of the consolidated net profit after taxation less the interim dividend paid will be paid on 15 January each year.

On a winding up the shares carry the entitlement after payment of all sums due to the holders of "A" Preference shares and then "B" Preference shares but in priority to the holders of any other class of share, to receive, an amount equal to the issue price together with all arrears and accruals of the dividend payable. After payments to the holders of Preference shares and Preferred Ordinary shares mentioned above and after payment to the holders of the Ordinary shares of amounts equal to the issue price, the shares also carry the right to a proportion of the balance of any assets, equal to the proportion that the total issue price of all the Preferred Ordinary shares to the amount paid up in respect of all the Preferred Ordinary shares then in issue.

ORDINARY SHARES

Except with the consent or sanction of the holders of the Preference shares and the Preferred Ordinary shares, the holders of the 10p Ordinary shares are not entitled to receive any dividend.

On a winding up the Ordinary shares will be entitled after payment of all sums due to the holders of "A" Preference shares, "B" preference shares and Preferred Ordinary shares, to receive an amount equal to a proportion of the balance of such assets equal to the proportion that the amount paid up on the Ordinary shares together with an amount credited to the shares premium account in respect of such Ordinary shares bears to the aggregate of the amount paid up and the amount credited to the share premium account of the company in respect of all the Preferred ordinary shares and Ordinary shares.

17       PROFIT AND LOSS ACCOUNT


                                                                                                            PROFIT
                                                                                                          AND LOSS
                                                                                                           ACCOUNT
                                                                                                       (pound)'000
GROUP
At beginning of year                                                                                       (12,289)
Retained profit for the year                                                                                 2,167
                                                                                                           --------
At end of year                                                                                             (10,122)
                                                                                                           --------
                                                                                                           --------


Goodwill arising on the purchase of Colorgraphic (Leicester) Limited during the year ended 30 September 1996, representing the excess of the consideration of (pound)16,360,000 over the net asset value of (pound)305,000, was written off to reserves during that year.

18       CONTINGENT LIABILITIES


A documentary credit is in place in the amount of DEM 719,000.

19       COMMITMENTS


(a) Capital commitments at the end of the financial year for which no provision has been made, are as follows:


                                                                                                              1998
                                                                                                       (pound)'000

Contracted                                                                                                   2,027
                                                                                                           -------
                                                                                                           -------


(b) Annual commitments under non-cancellable operating leases are as follows:


                                                                                                     1999
                                                                                         Land and            Other
                                                                                        buildings
                                                                                       (pound)'000        (pound)'000
GROUP
Operating leases which expire:
    Within one year                                                                             -                -
    In the second to fifth years inclusive                                                    120              418
    Over five years                                                                           377                -
                                                                                             ----             ----
                                                                                              497              418
                                                                                             ----             ----
                                                                                             ----             ----



20       PENSION SCHEME


The group operates a defined contribution pension scheme. The pension cost charge for the period represents contributions payable by the group to the fund and amounted to (pound)129,000.

There were no outstanding or prepaid contributions at either the beginning or end of the financial year.

21       RECONCILIATION OF OPERATING PROFIT TO OPERATING CASH FLOWS


                                                                                                              1998
                                                                                                             Total
                                                                                                       (pound)'000

Operating profit                                                                                             5,005
Depreciation charge                                                                                          2,039
Profit on sale of fixed assets                                                                                  (8)
Decrease in stocks                                                                                              81
Increase in debtors                                                                                         (1,073)
Increase in creditors                                                                                        1,191
                                                                                                            ------
NET CASH INFLOW FROM OPERATING ACTIVITIES                                                                    7,235
                                                                                                            ------
                                                                                                            ------



22       ANALYSIS OF CASH FLOWS


                                                                                             1998             1998
                                                                                      (pound)'000      (pound)'000

RETURNS ON INVESTMENT AND SERVICING OF FINANCE
Interest received                                                                             181
Interest paid                                                                                (915)
Preference dividend paid                                                                     (714)
Interest element of finance lease rental payments                                             (64)
                                                                                           -------

                                                                                                            (1,512)
                                                                                                            -------
                                                                                                            -------
CAPITAL EXPENDITURE AND FINANCIAL INVESTMENT
Purchase of tangible fixed assets                                                          (6,106)
Sale of plant and machinery                                                                    20
                                                                                            ------

                                                                                                            (6,086)
                                                                                                            -------
                                                                                                            -------

FINANCING
Debt due within one year:
  Repayment of secured loan                                                                (2,417)
Debt due after more than one year:
  New secured loan                                                                          2,000
Capital element of finance lease rental payments                                             (469)
                                                                                            ------

                                                                                                              (886)
                                                                                                            -------
                                                                                                            -------

23       ANALYSIS OF NET DEBT


                                              At beginning of         Cash flow   Other non-cash   At end of year
                                                         year                            changes
                                                  (pound)'000       (pound)'000      (pound)'000      (pound)'000
Cash in hand, at bank                                   2,648            (2,509)               -              139
Debt due after one year                                (7,699)            2,130           (1,383)          (6,952)
Debt due within one year                               (2,460)              287             (617)          (2,790)
Finance leases                                           (663)              469                              (194)
                                                       -------          -------           -------         -------
TOTAL                                                  (8,174)              377           (2,000)          (9,797)
                                                       -------          -------           -------         -------
                                                       -------          -------           -------         -------



24       POST BALANCE SHEET EVENTS

On January 4, 1999 the entire share capital of the company was acquired by Big Flower Limited its current immediate parent company. Its ultimate holding company is Big Flower Holdings,Inc.

25       SHARE OPTIONS

During the financial year share options were granted to Mr CW Ingham by way of an option to subscribe for 13% of the issued ordinary shares of the company immediately prior to an exit event which shall be satisfied by the issue of 1,250,000 shares. An exit event means the first to occur of flotation, sale or liquidation. The consideration payable for each option share shall be the nominal value of that option share. The Board has 21 days to notify the option holder of an exit event, he then has 14 days after receipt of the notice to serve an option notice.

These share options were exercised following the acquisition by Big Flower Limited as detailed in note 24.



26       SUMMARY OF DIFFERENCES BETWEEN UK AND US GAAP

The consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United Kingdom ("UK GAAP"). These accounting principles differ in certain material respects from accounting principles generally accepted in the United States ("US GAAP"). Described below are the material differences between UK GAAP and US GAAP, affecting the consolidated net income and shareholders' equity which are set forth in the tables that follow.

GOODWILL

Under UK GAAP, goodwill arising on consolidation representing the excess of the fair values of the consideration given over the fair value of the separate net assets acquired is written off against reserves on acquisition. Under US GAAP purchased goodwill should be capitalised and amortised over its estimated useful life not exceeding 40 years using the straight line method.

Effect of material differences between UK and US GAAP and additional disclosures.


a)      Net income


                                                                                                              1998
                                                                                                       (pound)'000

Net income reported under UK GAAP                                                                            2,167
Amortisation of goodwill                                                                                      (401)
                                                                                                          ---------
Net income in accordance with US GAAP                                                                        1,766
                                                                                                          ---------
                                                                                                          ---------


b)       Shareholders equity


                                                                                                              1998
                                                                                                       (pound)'000

Shareholders equity reported under UK GAAP                                                                     328
Goodwill write off reinstated net of amortisation                                                           15,252
                                                                                                          ---------

Shareholders equity in accordance with US GAAP                                                              15,580
                                                                                                          ---------
                                                                                                          ---------


c)       Cash flows

The combined cash flow statements prepared in accordance with UK GAAP present substantially the same information as that required under US GAAP. Under US GAAP however, there are certain differences from UK GAAP with regard to classification of items within the cash flow statement and with regard to the definition of cash and cash equivalents.

Under UK GAAP, cash flows are presented separately for operating activities, returns on investments and servicing of finance, taxation, capital expenditure and financial investment, acquisitions and disposals, and equity dividends paid. Under US GAAP, three categories of cash flow activity are reported , being operating activities, investing activities and financing activities. Cash flows from taxation and returns on investments and servicing of finance would, with the exception of dividends paid and cost of financing, be included as operating activities under US GAAP. The payment of dividends and cost of financing would be included under financing activities under US GAAP.

Under US GAAP, cash and equivalents do not include bank loans and overdrafts repayable within three months from the date of the advance as is the case under UK GAAP. Under US GAAP, all short-term borrowings are included under financing activities.

Set out below, for illustrative purposes, is a summary consolidated statement of cash flows under US GAAP.


                                                                                                             1998
                                                                                                      (pound)'000
Net cash provided by operating activities                                                                    5,177
Net cash outflow from investing activities                                                                  (6,086)
Net cash flow from financing activities                                                                     (1,600)
                                                                                                           --------
Net decrease in cash and cash equivalents under US GAAP                                                     (2,509)

Overdrafts with original maturity less than three months                                                         -
                                                                                                           --------
Net decrease in cash balances under UK GAAP                                                                 (2,509)
                                                                                                           --------
                                                                                                           --------
















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